                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission (as permitted by
                 Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement Only (as permitted by
                 Rule 14a-6(e)(2))
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to sec.240.14a-11(c) or
                 sec. 240.14a-12

                       GAMETECH INTERNATIONAL, INC.
------------------------------------------------------------
      Name of Registrant as Specified in Its Charter)

------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
                        Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                          GAMETECH INTERNATIONAL, INC.
                                900 PENTIUM ROAD
                               RENO, NEVADA 89511

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 5, 2001

                            ------------------------

To Our Stockholders:

    The 2001 Annual Meeting of Stockholders of GAMETECH INTERNATIONAL, INC., a Delaware corporation (the "Company" or "GameTech"), will be held at 900 Pentium Road, Reno, Nevada, on April 5, 2001, at 9:00 a.m., PST, for the following purposes:

    1. To elect two directors to serve as Class II directors, each to serve for a three-year term expiring in 2004.

    2. To transact such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

    The Board of Directors has fixed the close of business on February 20, 2001, as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. Shares of Common Stock can be voted at the meeting only if the holder is present at the meeting in person or by valid proxy. A copy of the Company's 2000 Annual Report, which includes audited financial statements, was mailed on March 2, 2001 with this Notice and Proxy Statement.

    Management of the Company cordially invites you to attend the Annual Meeting. Your attention is directed to the attached Proxy Statement for a discussion of the foregoing proposals and the reasons why the Board of Directors encourages you to vote for approval of such proposals.

                                          By Order of the Board of Directors

                                          /s/ Andrejs K. Bunkse

                                          Andrejs K. Bunkse
                                          SECRETARY

Reno, Nevada
March 2, 2001

                            ------------------------

    IT IS IMPORTANT THAT YOUR SHAREHOLDINGS BE REPRESENTED AT THIS MEETING. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE
ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                          GAMETECH INTERNATIONAL, INC.
                                900 PENTIUM ROAD
                               RENO, NEVADA 89511

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

This Proxy Statement is being furnished to stockholders of GAMETECH INTERNATIONAL, INC., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the 2001 Annual Meeting of Stockholders of the Company to be held on April 5, 2001, at 9:00 a.m., PST, and any adjournment or postponement thereof (the "Annual Meeting"). A copy of the Notice of the Meeting accompanies this Proxy Statement. This Proxy Statement and the accompanying form of Proxy Card are being mailed on or about March 2, 2001 to all stockholders entitled to vote at the meeting.

SOLICITATION AND VOTING OF PROXIES

    Only stockholders of record at the close of business on February 20, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. On the Record Date, 10,513,498 shares of Common Stock, $.001 par value (the "Common Stock"), were issued and outstanding. Each holder of Common Stock is entitled to one vote, exercisable in person or by proxy, for each share of the Company's Common Stock held of record on the Record Date.

    The presence, in person or by proxy, of the holders of a majority of the total number of shares entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is required for the election of directors.

    Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

VOTING OF PROXIES

    When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted "for" the election of nominees set forth in this proxy statement.

REVOCABILITY OF PROXIES

    Any person giving a proxy may revoke the proxy at any time before its use by delivering to us written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

SOLICITATION

    We will pay for this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

ANNUAL REPORT AND OTHER MATTERS

    Our 2000 Annual Report to Stockholders, which was mailed to stockholders with or preceding this proxy statement, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in the "Compensation Committee Report on Executive Compensation," "Report of the Audit Committee," and "Performance Graph" below shall not be deemed "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

    WE WILL PROVIDE UPON WRITTEN REQUEST, WITHOUT CHARGE TO EACH STOCKHOLDER OF RECORD AS OF THE RECORD DATE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY EXHIBITS LISTED IN THE FORM 10-K REPORT ALSO WILL BE FURNISHED UPON REQUEST AT THE ACTUAL EXPENSE INCURRED BY US IN FURNISHING SUCH EXHIBIT. ANY SUCH REQUESTS SHOULD BE DIRECTED TO OUR CORPORATE SECRETARY AT OUR CORPORATE OFFICES SET FORTH IN THIS PROXY STATEMENT.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

NOMINEES

    Two directors are to be elected at the 2001 Annual Meeting both of whom are designated Class II Directors. The nominees of the Board of Directors for election to this class of directors are Frederick C. Lane and Gary R. Held. Each nominee is currently a member of the Board of Directors of the Company. The Company's Amended and Restated Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors or stockholders. Presently, the number of directors is fixed at seven and that number of directors is divided into three classes, with one class standing for election each year for a three-year term. The Board of Directors has nominated Messrs. Frederick C. Lane and Gary R. Held for re-election as Class II directors for three-year terms expiring in 2004 or until their respective successors have been elected and qualified.

    Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named above. In the event that either nominee is unable or declines to serve as a director at the time of our meeting, the proxies will be voted for any nominee designated by the current board of directors to fill the vacancy. It is not expected that either nominee will be unable or will decline to serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES NAMED HEREIN.

    The following table sets forth certain information regarding our directors.

NAME                    POSITION                                                             TERM EXPIRES
----                    --------                                                             ------------
Frederick C. Lane.....  Chairman(1)(2)                                                           2001
Richard T. Fedor......  Vice Chairman(2)                                                         2002
Douglas M. Hayes......  Director(1)(2)                                                           2003
Gary R. Held..........  Director--Vice President Business Development and Marketing              2001
Gerald R. Novotny.....  Director                                                                 2002
Clarence H. Thiesen...  Director(1)                                                              2003
Jon L. Whipple........  Director--CEO, President, CFO and Treasurer                              2003

------------------------

(1) Member of the Audit Committee

(2) Member of the Compensation Committee

    FREDERICK C. LANE, 51, is GameTech's Chairman. He is a Managing Director in Investment Banking for Credit Suisse First Boston, the successor firm to Donaldson, Lufkin and Jenrette (DLJ). From 1989 to 1994, Mr. Lane was co-head of the Mergers and Acquisitions Department of DLJ. He graduated from Harvard College in 1971 and received his MBA from Harvard Business School. Mr. Lane joined DLJ in 1976 after spending three years at Coopers & Lybrand where he received his CPA.

    RICHARD T. FEDOR, 55, is GameTech's Vice-Chairman. He is a co-founder of GameTech and held the position of Chairman of the Board from 1994 until October 2000. Mr. Fedor was the Company's CEO from 1994 until March 1998. On August 1, 1999, Mr. Fedor was reinstated as GameTech's Chief Executive Officer and served as such until October 2000. Mr. Fedor was also the Company's President from 1994 until August 1, 1997. From 1991 to 1994, Mr. Fedor's occupation was that of a private investor. Previously, Mr. Fedor was President of ZYGO Corporation, a manufacturer of high performance, laser-based electro-optical measuring instruments, from 1987 to 1991. From 1985 to 1987, Mr. Fedor held the position of Operations Vice President at International Game Technology
(IGT). Mr. Fedor has also held various senior management positions at Hewlett Packard and GTE.

    DOUGLAS M. HAYES, 57, has been a Managing Director and co-head of the investment committee of Macluan Capital Corporation since 1997. Mr. Hayes has also been Chairman of Compass Aerospace Corporation since 1997. From 1986 to 1997, Mr. Hayes was a Managing Director, Investment Banking of Donaldson, Lufkin and Jenrette in Los Angeles. Since 1997, Mr. Hayes has also served as a director of Reliance Steel & Aluminum Co., a publicly traded company. Mr. Hayes, a graduate of Dartmouth College, served two years in the U.S. Navy and received an MBA from Harvard Business School.

    GARY R. HELD, 47, is a co-founder of GameTech and held the position of Vice President--Sales & Marketing from 1994 until February 1999 at which time
Mr. Held became Senior Vice President of Sales and Marketing--South. In August, 1999 Mr. Held became Vice President of Business Development and Marketing, the position he currently holds. Mr. Held has over twelve years of experience in the bingo industry. Prior to his employment with GameTech, Mr. Held was Vice President--Sales & Marketing at Advanced Gaming Technology, Inc. from
November 1993 until 1994. Mr. Held was the General Manager of Bingo Operations and Promotions & Marketing Director at the Barona Casino in San Diego, California from 1992 to November 1993. During 1991, Mr. Held was involved in management at the Treasure Island Casino in Red Wing, Minnesota. Mr. Held was previously Vice President of Sales at FortuNet, Inc., one of the first companies to develop electronic bingo units. Mr. Held also has experience at Bingo West, the largest bingo distributor in the western United States, where he was responsible for sales to charity and Indian bingo halls.

    GERALD R. NOVOTNY, 57, was GameTech's Vice President of Strategic Business Development from February 1999 through February 8, 2001. In 1986, Mr. Novotny founded BCMC, which in 1997 merged with Opportunity Software Inc. to form BTC, a leading full service provider of electronic video bingo services. Mr. Novotny was Chairman of the Board and Chief Executive Officer of both BCMC and BTC until GameTech acquired both companies in February 1999. Mr. Novotny was a co-founder in 1970 of SDI, Ltd., a systems software company located in San Mateo, California and London, England. Mr. Novotny has remained active in the management of SDI, Ltd. since its inception and currently serves on the Board of Directors of SDI, Ltd. Mr. Novotny graduated from the University of Nebraska in 1966 with a Bachelor of Science Degree in Electrical Engineering.

    CLARENCE H. THIESEN, 69, is a co-founder of GameTech and was GameTech's Chief Financial Officer from 1994 until his retirement in March 1998. Prior to his employment with GameTech, Mr. Thiesen was a financial consultant from 1992 to 1994. From 1988 to 1992, Mr. Thiesen was Vice President, Finance of ZYGO Corporation, where he focused on sourcing in the Far East and assisted in restructuring the company. From 1986 to 1988, Mr. Thiesen was the President of Keno Computer Systems, Reno, Nevada. From 1981 to 1986, Mr. Thiesen was the Vice President of Finance at International Game Technology, where he specialized in acquisitions, the installation of new accounting, budgeting and forecasting systems and financial public relations.

    JON L. WHIPPLE, 35, has been the Chief Executive Officer and President of GameTech since October 2000. Mr. Whipple joined GameTech in May, 2000 as its Chief Financial Officer and Treasurer, a position he also currently occupies. From 1997 to 2000, Mr. Whipple was Chief Financial Officer of Whitworth Management Inc., a subsidiary of Champion Enterprises, Inc., one of the country's largest manufactured home retailers. From 1995 to 1997, Mr. Whipple was Vice President of Finance of Boomtown, Inc., a publicly-held operator of four hotel and casino properties headquartered in Reno, Nevada. From 1991 to 1995, Mr. Whipple was employed by International Game Technology (IGT) as its Accounting Manager, also headquartered in Reno. Mr. Whipple joined IGT after serving 4 years with Ernst & Young where he received his CPA license.

                        NON-DIRECTOR EXECUTIVE OFFICERS

    The following persons are executive officers of the Company that are not directors.

    RICHARD H. IRVINE, 59, has been the Company's Executive Vice President of Corporate Planning and Development since January, 2001. Mr. Irvine was the Company's Chief Operating Officer from February 1999 until January 2001.
Mr. Irvine was President and Chief Operating Officer of Mikohn Gaming Corporation from July 1995 until September 1998. He had served on Mikohn's corporate board of directors since it became a publicly traded company in late 1993. From 1993 to 1995, Mr. Irvine was Senior Vice President--Marketing and Entertainment for Boomtown, Inc., a Reno-based owner and operator of casino properties in Verdi and Las Vegas, Nevada; Biloxi, Mississippi; and New Orleans, Louisiana. From 1991-1993 he was Vice President of Marketing for the worldwide Walt Disney Attractions. His first entry into the gaming industry came as Executive Vice President--Worldwide Sales and Marketing for International Game Technology (IGT), the world's leading manufacturer of gaming machines.

    Mr. Irvine was co-founder of Aurora Productions, an independent feature film and television production firm in Hollywood. During an eight-year tenure, he was executive producer on such films as Heart Like a Wheel, Secret of Nihm, Eddie and the Cruisers and also the Broadway show The Suicide. He has also served as President and Chief Operating Officer of Straight Arrow Publishing, owners of Rolling Stone Magazine, and as Executive Vice President of Unicorn/Sovaminco, a U.S.-U.S.S.R joint venture. He began his career in media sales for Time, Inc. (now Time-Warner) after attending the University of Southern California.

    ANDREJS K. BUNKSE, 32, joined GameTech in April 1997 as its General Counsel and Corporate Secretary. From 1995 to 1997, Mr. Bunkse was an associate at the law firm of Mitchell, Brisso, Delaney & Vrieze in Eureka, California.
Mr. Bunkse is a graduate of Syracuse University and the Santa Clara University of Law, is a member of the State Bar of California and the American Bar Association, and is admitted to practice before the United States District Court for the Southern District of California.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    Our Board of Directors has an Audit Committee, a Compensation Committee and had an Executive Committee which was dissolved upon vote of the Board of Directors on October 10, 2000.

    The responsibilities of the Audit Committee include recommending to the Board of Directors the independent certified public accountants to be selected to conduct the annual audit of the books and records of our Company, reviewing the proposed scope of such audit, reviewing accounting and financial controls of our Company with the independent certified public accountants and our financial accounting staff, and reviewing and approving transactions between us and our directors, officers, and their affiliates. The Compensation Committee provides a general review of our compensation plans and policies to ensure that they meet corporate objectives. During the fiscal year ending October 31, 2000, the Audit Committee held one meeting; and the Compensation Committee held one meeting.

    The Executive Committee was created to oversee and manage all Board of Directors' issues in between all regularly scheduled meetings of the Board of Directors. During fiscal year 2000, there were three meetings of the Executive Committee.

    During the 2000 fiscal year, there was one meeting of the Board of Directors. No director attended less than 75% of the Board of Directors meetings while serving as such director or less than 75% of all committee meetings on which he served as a committee member.

COMPENSATION OF DIRECTORS

    Directors who are full-time employees of the Company receive no additional compensation for serving as directors. Non-employee directors receive a quarterly director's fee of $4,000 and reimbursement of expenses per Board or Committee meeting attended. In addition, under the Company's Incentive Stock Option Plan, each outside director receives a grant of 4,000 shares upon joining the Board of Directors and an annual grant of options to purchase 4,000 shares of Common Stock. The exercise price of the options is the fair market value of Common Stock on the date of grant and each option has a term of ten years and becomes exercisable immediately. In the event of the disability (as defined in the plan) or death of an outside director, all options remain exercisable for a period of twelve months following the date such person ceased to be a director, but only to the extent such option was exercisable on the date the director ceased to be a director.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee is composed of Messrs. Lane, Hayes, and Fedor. Mr. Fedor is the former Chief Executive Officer and Chairman and is currently employed as the Company's Vice Chairman.

    On February 8, 1999, the Company acquired BTC by entering into a Stock Purchase Agreement and Escrow Agreement (collectively the Acquisition Agreements). Pursuant to the Acquisition Agreement, Siblings Partner's L.P., of which Mr. Gerald R. Novotny is the General Partner, received 1,866,938 unregistered shares of GameTech Common Stock, $5.9 million in cash, as well as $943,000 in unsecured promissory notes. For further discussion see "Certain Relationships and Related Transactions."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth information regarding the stock beneficially owned by beneficial owners of more than 5% of the Company's outstanding Common Stock, as of February 20, 2001.

                                                              NUMBER OF SHARES
                                                                BENEFICIALLY     PERCENT OF
NAME AND ADDRESS                                                OWNED(1)(2)      OWNERSHIP
----------------                                              ----------------   ----------
Richard T. Fedor(a)(3)......................................     2,985,336          27.1%
Bonnie G. Fedor(b)(3).......................................     2,985,336          27.1%
Gary R. Held(c)(3)..........................................       563,700           5.3%
Susan E. Held(d)(3).........................................       563,700           5.3%
CJB Family Trust(e)(f)(3)...................................       901,015           8.6%
Vern D. Blanchard(e)(f)(3)..................................     1,041,615           9.8%
Siblings Partners, L.P(g)(4)................................     1,849,938          17.6%
Gerald R. Novotny(g)(5).....................................     1,849,938          17.6%
Massachusetts Financial Services Company(h)(6)..............       545,000           5.2%

--------------------------

(a) Includes (i) 492,000 shares of Common Stock issuable upon the exercise of stock options and (ii) 579,100 shares owned of record by Mr. Fedor's wife and minor children of which Mr. Fedor disclaims beneficial ownership of 125,900 shares of Common Stock owned by Mrs. Fedor and has shared dispositive power with Mrs. Fedor for the 453,200 shares held by their minor children. Mr. Fedor is the husband of Bonnie G. Fedor.

(b) Mrs. Fedor is the wife of Richard T. Fedor.

(c) Includes (i) 44,091 shares of Common Stock issuable upon the exercise of stock options and (ii) 140,400 shares owned of record by Mr. Held's wife of which Mr. Held disclaims beneficial ownership. Mr. Held is the husband of Susan E. Held.

(d) Mrs. Held is the wife of Gary R. Held.

(e) Vern D. Blanchard is the sole trustee of the CJB Family Trust and has sole voting power and investment power with the respect to the Common Stock held by the trust

(f) Includes (i) 901,015 shares owned of record by the CJB Family Trust,
    (ii) 135,000 shares of Common Stock issuable upon the exercise of stock options and (iii) 5,600 shares owned of record by Mr. Blanchard individually.

(g) Gerald R. Novotny is the General Partner of Siblings Partners, L.P. and has all dispositive power to vote on the shares owned by Siblings Partner, L.P.

(h) Based solely on the Schedule 13G filed on February 12, 2001.

(1) Except as indicated, and subject to community property laws when applicable, the persons named in the table above have sole voting power and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Includes shares of Common Stock issuable to the identified person pursuant to stock options or warrants that may be exercised within 60 days after February 20, 2001. In calculating the percentage of ownership, such shares are deemed to be outstanding for the purpose of computing the percentage of shares of Common Stock owned by such person, but not deemed to be outstanding for the purpose of computing the percentage of shares of Common Stock owned by any other stockholders.

(3) The address for each person, trust or trustee is c/o the Company, 900 Pentium Road, Reno, Nevada 89511.

(4) The address for Siblings Partners, L.P. is P.O. Box 859, Stateline, NV
    89449.

(5) The address for Mr. Gerald Novotny is P.O. Box 859, Stateline, NV. 89449.

(6) The address for Massachusetts Financial Services is 500 Boylston Street, Boston, MA 02116.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth certain information concerning the beneficial ownership of the Company's Common Stock as of February 20, 2001, by (i) each director and each nominee for director of the Company, (ii) certain of the Company's executive officers (the "Named Executive Officers"), and (iii) all executive officers and directors as a group. This information was determined in accordance with Rule 13(d)-3 under the Securities Exchange Act of 1934, as amended, and is based upon the information furnished by the persons listed below.

                                                                  NUMBER OF SHARES       PERCENT OF
NAME                                                          BENEFICIALLY OWNED(1)(2)   OWNERSHIP
----                                                          ------------------------   ----------
Richard T. Fedor(a).........................................          2,985,336             27.1%
Gary R. Held(b).............................................            563,700              5.3%
Clarence H. Thiesen(c)......................................            449,000              4.3%
Frederick C. Lane(d)........................................             32,500                *
Douglas M. Hayes(e).........................................             51,667                *
Gerald R. Novotny(f)........................................          1,849,938             17.6%
Jon L. Whipple..............................................                 --                *
Richard H. Irvine(g)........................................            266,370              2.5%
Andrejs K. Bunkse(h)........................................             34,500                *
All directors and executive officers as a group (9
  persons)..................................................          6,233,011             55.1%

------------------------

*   Less than 1%

(a) Includes (i) 492,200 shares of Common Stock issuable upon the exercise of stock options and (ii) 579,100 shares owned of record by Mr. Fedor's wife and minor children of which Mr. Fedor disclaims beneficial ownership of 125,900 shares of Common Stock owned by Mrs. Fedor and has shared dispositive power with Mrs. Fedor for the 453,200 shares held by their minor children.

(b) Includes (i) 44,091 shares of Common Stock issuable upon the exercise of stock options and (ii) 140,400 shares owned of record by Mr. Held's wife of which Mr. Held disclaims beneficial ownership.

(c) Includes (i) 4,000 shares of Common Stock issuable upon the exercise of stock options and (ii) 110,000 shares owned of record by Mr. Thiesen's wife of which Mr. Thiesen disclaims beneficial ownership.

(d) Includes 5,000 shares of Common Stock issuable upon the exercise of stock options.

(e) Includes 5,000 shares of Common Stock issuable upon the exercise of stock options.

(f) Represents 1,849,938 shares owned by Siblings Partners, L.P. of which
    Mr. Novotny is the General Partner and has all dispositive power to vote on shares owned by Siblings Partners, L.P.

(g) Includes (i) 237,500 shares of Common Stock issuable upon the exercise of stock options and (ii) 3,870 shares owned of record by Mr. Irvine's wife of which Mr. Irvine disclaims beneficial ownership.

(h) Includes (i) 15,000 shares issuable upon the exercise of stock options and
    (ii) 19,500 shares owned of record by Mr. Bunkse.

(1) Except as indicated, and subject to community property laws when applicable, the persons named in the table above have sole voting power and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Includes shares of Common Stock issuable to the identified person pursuant to stock options or warrants that may be exercised within 60 days after February 20, 2001. In calculating the percentage of ownership, such shares are deemed to be outstanding for the purpose of computing the percentage of shares of Common Stock owned by such person, but not deemed to be outstanding for the purpose of computing the percentage of shares of Common Stock owned by any other stockholders.

COMPARISON OF CUMULATIVE TOTAL RETURN

The following graph shows a comparison of the cumulative total returns for the Company's Common Stock, the Nasdaq Composite Index and the gaming activities industry average, each of which assumes an initial value of $100 and reinvested dividends. The information presented is as of November 25, 1997, the initial day the Company's Common Stock was traded, and the fiscal year ended October 31, 2000.

    The calculation cumulative stockholder return on the Company's Common Stock does not include reinvestment of dividends because the Company did not pay dividends during the measurement period. The performance shown is not necessarily indicative of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      11/25/97  10/31/98  10/31/99  10/31/00
Gametech International Inc.                100        22        33        36
Gaming Activities Industries Average       100        81        80       117
Nasdaq Composite                           100       111       187       201

                                                                       OCTOBER 31,
                                               NOVEMBER 25,   ------------------------------
                                                   1997         1998       1999       2000
                                               ------------   --------   --------   --------
GameTech International, Inc..................      $100         $ 22       $ 33       $ 36
Gaming Activities Industries Average.........      $100         $ 81       $ 80       $117
Nasdaq Composite.............................      $100         $111       $187       $201

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Exchange Act requires the Company's directors, officers, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Directors, officers, and greater than 10% stockholders are required by the SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

    Based solely on its review of such forms received by it during the fiscal year ended October 31, 2000, the Company believes that each person who at anytime during such fiscal year was a director, officer, or beneficial owner of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements during such fiscal year except that (i) Vern D Blanchard filed a late report on Form 4 covering the acquisition of 15,000 shares of Common Stock and (ii) Jon L. Whipple filed a late report on Form 3 reporting his initial statement of beneficial ownership and a late report on Form 4 reporting the grant of stock options under the Company's Incentive Stock Option Plan totaling an aggregate of 100,000 shares.

EXECUTIVE COMPENSATION

    The following table sets forth annual and long-term compensation for services in all capacities to the Company for the fiscal years ended
October 31, 2000, 1999 and 1998 of all persons who served as the Company's Chief Executive Officer, and the other four most highly compensated executive officers of the Company who received annual compensation exceeding $100,000 in fiscal 2000 (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

                                                                                                  LONG-TERM
                                                               ANNUAL COMPENSATION              COMPENSATION
                                                    -----------------------------------------   -------------
                                                                                                 SECURITIES
                                                                                                 UNDERLYING        ALL OTHER
               NAME AND                   FISCAL                              OTHER ANNUAL         OPTIONS        COMPENSATION
          PRINCIPAL POSITION               YEAR     SALARY($)   BONUS($)   COMPENSATION($)(2)      (#)(1)             ($)
          ------------------             --------   ---------   --------   ------------------   -------------   ----------------
Richard T. Fedor(3)....................    2000      223,083          0             0                    0                0
  Chairman and Chief                       1999      208,417     90,000             0                    0                0
  Executive Officer                        1998      200,500          0             0                    0                0

Jon L. Whipple(4)......................    2000       65,625     50,000             0              100,000                0
  Chief Executive Officer, President,      1999          n/a        n/a           n/a                  n/a              n/a
  Chief Financial Officer and Treasurer    1998          n/a        n/a           n/a                  n/a              n/a

Richard H. Irvine(5)...................    2000      188,833     20,000             0                    0                0
  Chief Operating Officer                  1999      127,500     45,000             0              425,000                0
                                           1998          n/a        n/a           n/a                  n/a              n/a

Gary R. Held...........................    2000      154,667          0             0                    0                0
  Vice President of Business
    Development                            1999      147,667     45,000             0                    0                0
    and Marketing                          1998      138,000          0             0                    0                0

Andrejs K. Bunkse......................    2000       80,000     45,000             0               10,000                0
  General Counsel--Corporate Secretary     1999       61,708     10,000             0               10,000                0
                                           1998       49,333          0             0               15,000                0

Gerald R. Novotny(6)...................    2000      100,000          0             0                    0                0
  Vice President of Strategic Business     1999       75,000          0             0                    0                0
    Development                            1998          n/a        n/a           n/a                  n/a              n/a

------------------------------

(1) Reflects options granted to the individual during the respective fiscal year.

(2) Other annual compensation did not exceed the lesser of $50,000 or 10% of the total salary and bonus for any of the Named Executive Officer.

(3) Richard T. Fedor was Chief Executive Officer until February 8, 1998, resumed the position effective August 1, 1999 continuing through October 10, 2000 when he resigned and as CEO and Chairman.

(4) Jon L. Whipple became Chief Financial Officer and Treasurer effective June 2000 and was promoted to Chief Executive Officer and President effective October 10, 2000.

(5) Richard H. Irvine became Chief Operating Officer effective February 15,
    1999.

(6) Gerald R. Novotny became Vice President of Strategic Business Development effective February 8, 1999 and resigned as an executive effective February 8, 2001.

OPTION GRANTS

    The following table shows the stock options granted to the named executive officers during fiscal year 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANTS
                                -------------------------------------------------   POTENTIAL REALIZED VALUE AT
                                NUMBER OF     % OF TOTAL                              ASSUMED ANNUAL RATES OF
                                SECURITIES     OPTIONS                               STOCK PRICE APPRECIATION
                                UNDERLYING    GRANTED TO                                  FOR OPTION TERM
                                 OPTIONS     EMPLOYEES IN   EXERCISE   EXPIRATION   ---------------------------
NAME                             GRANTED     FISCAL YEAR     PRICE        DATE           5%            10%
----                            ----------   ------------   --------   ----------   ------------   ------------
Richard T. Fedor..............         0            0          n/a           n/a           n/a            n/a
Jon L. Whipple(1).............   100,000         39.2%       $6.06       5-24-10      $381,110       $965,808
Richard H. Irvine.............         0            0          n/a           n/a           n/a            n/a
Gary R. Held..................         0            0          n/a           n/a           n/a            n/a
Andrejs K. Bunkse.............    10,000          3.9%       $4.75       1-05-10      $ 29,872       $ 75,703
Gerald R. Novotny.............         0            0          n/a           n/a           n/a            n/a

------------------------

(1) Represents options granted pursuant to Mr. Whipple's employment offer. The shares vest in four (4) equal annual installments beginning on the first anniversary date.

OPTION EXERCISES

    The following table shows the stock options exercised by the Named Executive Officers during fiscal year 2000 and the value of stock options held by each, as of the end of fiscal year 2000.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                      VALUE OF UNEXERCISED
                                                      NUMBER OF UNEXERCISED           IN-THE-MONEY OPTIONS
                            SHARES                 OPTIONS AT OCTOBER 31, 2000       AT OCTOBER 31, 2000(1)
                           ACQUIRED      VALUE     ----------------------------   ----------------------------
NAME                      ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISEABLE   EXERCISABLE   UNEXERCISEABLE
----                      -----------   --------   -----------   --------------   -----------   --------------
Richard T. Fedor........          0            0     492,000              0       $1,653,869              0
Jon L. Whipple..........          0            0           0        100,000              n/a            n/a
Richard H. Irvine.......          0            0     143,750        281,250       $  215,625       $421,875
Gary R. Held............          0            0      44,091              0       $  149,028              0
Andrejs K. Bunkse.......          0            0      10,000         25,000       $    6,600       $ 10,400
Gerald R. Novotny.......          0            0           0              0              n/a            n/a

------------------------

(1) Values calculated based on $4.38, which was the closing price of the Common Stock as quoted on the Nasdaq Market on October 31, 2000, multiplied by the applicable number of shares in the money, less the total exercise price.

EMPLOYMENT CONTRACTS AND SEVERANCE AGREEMENTS

    Richard T. Fedor entered into an amended employment agreement on October 1, 1997 to serve as Chief Executive Officer and Chairman of the Company. Mr. Fedor currently is the Vice-Chairman. His annual salary is $225,000 and may be increased, but not decreased, at the discretion of the Board of Directors.
Mr. Fedor may be awarded an annual bonus at the discretion of the Board of Directors as described below. Mr. Fedor's employment agreement is for a term of two years, which term was automatically renewed on October 1, 1999. Unless his employment is terminated pursuant to the employment contract the term of Mr. Fedor's contract is automatically renewable. If Mr. Fedor's employment is constructively terminated or terminated by the Company without cause, both as defined in the agreement, or if he elects to terminate his employment within twelve months of any change of control, he is entitled to receive an amount equal to two years of his base salary and immediate vesting of any long-term incentive rights including stock options. In the event of a change of control, the term of Mr. Fedor's agreement will automatically extend for two years following the effective date of the change of control. Mr. Fedor's agreement is terminable by the Company for cause. The agreement provides that Mr. Fedor may not compete with the Company during the term of his employment and for a period of two years after his retirement or other termination of his employment. The agreement also provides that Mr. Fedor is entitled to participate in any long-term incentive plan for Company executives.

    Jon L. Whipple entered into an employment agreement on May 24, 2000 to serve as Chief Financial Officer and Treasurer of the Company. On October 10, 2000 he was promoted to Chief Executive Officer and President. In January 2001 he was appointed to the Board of Directors. His annual salary is $210,000 and may be increased, but not decreased, at the discretion of the Board of Directors.
Mr. Whipple may be awarded an annual bonus at the discretion of the Board of Directors as described below. Mr. Whipple's employment agreement is for a term of two years. Unless his employment is terminated pursuant to the employment contract the term of Mr. Whipple's contract is automatically renewable. If
Mr. Whipple's employment is constructively terminated or terminated by the Company without cause, both as defined in the agreement, or if he elects to terminate his employment within twelve months of any change of control, he is entitled to receive an amount equal to two years of his base salary and immediate vesting of any long-term incentive rights including stock options. In the event of a change of control, the term of Mr. Whipple's agreement will automatically extend for two years following the effective date of the change of control. Mr. Whipple's agreement is terminable by the Company for cause. The agreement provides that Mr. Whipple may not compete with the Company during the term of his employment and for a period of two years after his retirement or other termination of his employment. The agreement also provides that Mr. Whipple is entitled to participate in any long-term incentive plan for Company executives.

    Richard H. Irvine entered into an employment agreement on February 16, 1999 to serve as Chief Operating Officer of the Company. Mr. Irvine currently serves as Executive Vice President of Corporate Planning and Development. His annual salary is $190,000 and may be increased, but not decreased, at the discretion of the Board of Directors. Mr. Irvine may be awarded an annual bonus at the discretion of the Board of Directors as described below. Mr. Irvine's employment agreement is for a term of three years, which term is automatically renewed for two years unless his employment is terminated pursuant to the employment contract. If Mr. Irvine's employment is constructively terminated or terminated by the Company without cause, both as defined in the agreement, or if he elects to terminate his employment within twelve months of any change of control, he is entitled to receive an amount equal to two years of his base salary and immediate vesting of any long-term incentive rights including stock options. In the event of a change of control, the term of Mr. Irvine's agreement will automatically extend for two years following the effective date of the change of control. Mr. Irvine's agreement is terminable by the Company for cause. The agreement provides that Mr. Irvine may not compete with the Company during the term of his employment and for a period of two years after his retirement or other termination of his employment. The agreement also provides that Mr. Irvine is entitled to participate in any long-term incentive plan for Company executives.

    Gary R. Held entered into an amended employment agreement on October 1, 1997 to serve as Vice President of Sales & Marketing of the Company. Mr. Held currently serves as Vice President of Business Development and Marketing. His annual salary is $155,000 and may be increased, but not decreased, at the discretion of the Board of Directors. Mr. Held may be awarded an annual bonus at the discretion of the Board of Directors as described below. Mr. Held's employment agreement is for a term of two years, which term was automatically renewed on October 1, 1999. Unless his employment is terminated pursuant to the employment contract the term of Mr. Held's contract is automatically renewable. If Mr. Held's employment is constructively terminated or terminated by the Company without cause, both as defined in the agreement, or if he elects to terminate his employment within twelve months of any change of control, he is entitled to receive an amount equal to two years of his base salary and immediate vesting of any long-term incentive rights including stock options. In the event of a change of control, the term of Mr. Held's agreement will automatically extend for two years following the effective date of the change of control. Mr. Held's agreement is terminable by the Company for cause. The agreement provides that Mr. Held may not compete with the Company during the term of his employment and for a period of two years after his retirement or other termination of his employment. The agreement also provides that Mr. Held is entitled to participate in any long-term incentive plan for Company executives.

    Andrejs K. Bunkse entered into an amended employment agreement on October 1, 1997 to serve as the Company's General Counsel and Corporate Secretary. His annual salary is $125,000 and may be increased, but not decreased, at the discretion of the Board of Directors. Mr. Bunkse may be awarded an annual bonus at the discretion of the Board of Directors as described below. Mr. Bunkse's employment agreement is for a term of two years, which term was automatically renewed on October 1, 1999. Unless his employment is terminated pursuant to the employment contract the term of Mr. Bunkse's contract is automatically renewable. If Mr. Bunkse's employment is constructively terminated or terminated by the Company without cause, both as defined in the agreement, or if he elects to terminate his employment within twelve months of any change of control, he is entitled to receive an amount equal to one year of his base salary and immediate vesting of any long-term incentive rights including stock options. In the event of a change of control, the term of Mr. Bunkse's agreement will automatically extend for two years following the effective date of the change of control. Mr. Bunkse's agreement is terminable by the Company for cause. The agreement provides that Mr. Bunkse may not compete with the Company during the term of his employment and for a period of two years after his retirement or other termination of his employment. The agreement also provides that Mr. Bunkse is entitled to participate in any long-term incentive plan for Company executives.

    Gerald R. Novotny entered into an employment agreement on February 8, 1999 to serve as Vice President of Strategic Business Development for the Company. His annual salary was $100,000. Mr. Novotny resigned effective February 8, 2001. Under the terms of his employment agreement Mr. Novotny will receive $100,000 to be paid in equal installments over the next year ending January 31, 2002.
Mr. Novotny signed a five-year non-competition agreement effective February 8, 1999. The agreement provides that Mr. Novotny may not compete with the Company until February 8, 2004.

    John J. Paulson entered into an amended employment agreement on October 1, 1997 to serve as Treasurer of the Company and became the Chief Financial Officer in March 1998. His annual salary was $130,000. Mr. Paulson resigned his position with the Company effective June 30, 2000 and continued to receive his regular salary through October 31, 2000. Mr. Paulson may not compete with the Company for a period of two years after his retirement.

LIMITATION OF DIRECTORS' LIABILITY; INDEMNIFICATION OF DIRECTORS, OFFICERS,
  EMPLOYEES, AND AGENTS

    Our bylaws provide that no director or officer of our Company will be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a Director, except to the extent such exemption or limitation of liability is not permitted under the Delaware General Corporation Law. The effect of this provision in the bylaws is to eliminate the rights of our company and our stockholders, either directly or through stockholders' derivative suits brought on behalf of our company, to recover monetary damages from a director for breach of the fiduciary duty of care as a director except in those instances described under Delaware law.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors will convene on an annual basis to discuss the productivity of each executive officer of the Company. If the Company has met the growth and profit objectives the Board has set for the period of review and the executive has been successful in meeting his Board-outlined objectives, the Compensation Committee will award such executive with an appropriate bonus commensurate with his performance and value to the Company.

    The Compensation Committee of the Company's Board of Directors (the "Committee), which consists of one inside director and two independent, outside directors, establishes the general compensation policies of the Company and makes specific compensation for each executive officer of the Company. The Committee's intent is to make the compensation packages of the executive officers of the Company sufficient to attract and retain persons of exceptional quality, and to provide effective incentives to motivate and reward Company executives for achieving the financial and strategic goals of the Company essential to the Company's long-term success and to growth in stockholder value. The Company's executive compensation package consists of three main components:
(1) base salary, (2) bonus and (3) stock options under the Company's 1997 Amended and Restated Incentive Stock Option Plan.

BASE COMPENSATION

    The Committee's approach is to offer executives salaries competitive with those of other executives in the industry in which the Company operates. To that end, the Committee evaluates the competitiveness of its base salary based on information drawn from a variety of sources, including published and proprietary survey data and the Company's own experience recruiting and retaining executives, although complete information is not easily obtainable. The Company's base salary levels are intended to be consistent with competitive practice and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance of the Company and the performance of the individual executive.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    Mr. Whipple was promoted to Chief Executive Officer and President on
October 10, 2000 and currently retains the positions of Chief Financial Officer and Treasurer. In determining Mr. Whipple's compensation, the Committee considered Mr. Whipple's performance in managing the Company through a difficult period and the Company's operating results in fiscal 2000. The Committee has set Mr. Whipple's base salary at $210,000. Mr. Whipple's bonus was $50,000.

    Mr. Fedor was Chairman and Chief Executive Officer of the Company up until his resignation on October 10, 2000. During this period Mr. Fedor was paid $223,083 in base salary. For a discussion of Mr. Fedor's compensation post resignation please see the Section entitled Employment Contracts and Severance Agreements.

BONUSES

    In addition to base salary, executives are eligible to receive a discretionary annual bonus. At the beginning of each year, the Committee and the Chief Executive Officer (the "CEO") review each individual executive's job responsibilities and goals for the upcoming year. The amount of the bonus and any performance criteria vary with the position and role of the executive within the Company. In addition, for all executives, the Committee reviews the Company's actual financial performance against its internally budgeted performance in determining year-end bonuses, if any. However, the Committee does not set objective performance targets for executives other than the CEO and sales and marketing personnel.

STOCK OPTION AND RESTRICTED STOCK GRANTS

    The Company, from time to time, grants stock options and shares of restricted stock in order to provide certain executives with a competitive total compensation package and to reward them for their contribution to the long-term price performance of the Company's Common Stock. Grants of stock options and restricted stock are designed to align the executive's interest with that of the stockholders of the Company. In awarding option grants, the Committee will consider, among other things, the amount of stock and options presently held by the executive, the executive's past performance and contributions, and the executive's anticipated future contributions and responsibilities.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

    Section 162(m) of the Internal Revenue Code, enacted in 1993 and effective in 1994, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to each of the corporation's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met.

    The Company currently intends to structure the performance-based portion of the compensation of its executive officers in a manner that complies with
Section 162(m).

    Compensation Committee

    Frederick C. Lane (Chairman)

    Richard T. Fedor

    Douglas M. Hayes

REPORT OF THE AUDIT COMMITTEE

    The Board of Directors has appointed an Audit Committee consisting of three directors. All of the members of the committee are "independent" of our company and management, as that term is defined in the Nasdaq listing standards.

    The primary responsibility of the committee is to oversee the company's
(a) financial reporting process on behalf of the board of directors, (b) system of internal accounting and financial controls, (c) outside auditors independence and performance, and (d) compliance with any legal compliance and ethics programs as may be established from time to time by the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

    In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements with management and the independent auditors. The committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61. This included a discussion of the auditors' judgments as to the quality, not just the acceptability; of the company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard
No. 1. The committee also discussed with the independent auditors the auditors' independence from management and the company, including the matters covered by the written disclosures and letter provided by the independent auditors.

    The committee discussed with the company's independent auditors the overall scope and plans for their audits. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the company, the internal controls, and the overall quality of the financial reporting. The committee held one meeting during fiscal 2000.

    Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10K for the year ended October 31, 2000 for filing with the Security and Exchange Commission.

    The Board of Directors has adopted a written charter for the Audit Committee. A copy of that charter is included as "Appendix A" to this proxy statement.

    Audit Committee

    Douglas M. Hayes, Chairman

    Clarence H. Thiesen

    Frederick C. Lane

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    On February 8, 1999, the Company acquired Bingo Technologies Corporation,
(BTC) by entering into a Stock Purchase Agreement and Escrow Agreement (collectively the "Acquisition Agreements") with BTC and its stockholders: John
A. Larsen, Keith A. Novotny and Gerald R. Novotny (the "Shareholders"). The consideration paid by the Company in connection with the Acquisition was as follows: Siblings Partner's L.P., of which Gerald R. Novotny is the General Partner and Keith A. Novotny is the Initial Limited Partner, received 1,866,938 unregistered shares of GameTech Common Stock, $5.9 million in cash, as well as $943,000 in unsecured promissory notes; Mr. Larsen individually received
$2.9 million in cash and $3.7 million in unsecured promissory notes.

    In connection with the Acquisition, the parties entered into certain ancillary documents, including, without limitation, executive employment agreements and non-competition agreements with Gerald Novotny, Keith Novotny and John Larsen, the Chairman and Chief Executive Officer, Chief Operating Officer and President, respectively, of Bingo Technologies. Gerald Novotny, Keith Novotny and John Larsen also joined the Board of Directors of GameTech. Keith Novotny and John Larsen have both subsequently resigned from the Board.

    On February 4, 2000, the Company delivered notice that it has certain claims for indemnification against BTC for breaches of representations and warranties arising from the acquisition. The Company estimates that its claims may exceed the escrow fund and it has requested that no escrow funds are released pending a final determination of its claims. The escrow fund consists of 373,387 shares of the Company's common stock and cash totaling $1,952,211. BTC delivered its objections to the escrow on February 24, 2000 objecting to all of the Company's indemnification claims. The parties must make a good faith effort to reach agreements upon the rights of the parties with respect to each claim. If the parties cannot reach agreement, the dispute is ultimately subject to arbitration.

                                 OTHER MATTERS

INDEPENDENT AUDITORS

    Ernst & Young LLP were the Company's independent auditors for the fiscal year ended October 31, 2000. That firm has served as the Company's independent auditors since 1994. Representatives of that firm are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions. The Company's independent auditors for the upcoming year will be selected at the next regularly scheduled meeting of the Board of Directors. Fees for the last annual audit were $130,000, and all other fees for services performed during the year ended October 31, 2000 were $209,000.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Any stockholder who wishes to present any proposal for stockholder action at the next Annual Meeting of Stockholders to be held in 2002, must present any proposal to the Company's Secretary, at the Company's offices, no later than November 14, 2001, in order to be included in the Company's proxy statement and form of proxy for that meeting. Such proposals should be addressed to the Corporate Secretary, GameTech International, Inc., 900 Pentium Road, Reno, Nevada 89511. If a stockholder proposal is introduced at the 2002 Annual Meeting of Stockholders without any discussion of the proposal in the Company's proxy statement, and the stockholder does not notify the Company on or before February 4, 2002, as required by SEC Rule 14(a)-4(c)(1), of the intent to raise such proposal at the Annual Meeting of Stockholders, then proxies received by the Company for the 2002 Annual Meeting will be voted by the persons named as such proxies in their discretion with respect to such proposal. Notice of such proposal is to be sent to the above address.

Reno, Nevada
February 20, 2001

                                   APPENDIX A
         CHARTER OF THE AUDIT COMMITTEE OF GAMETECH INTERNATIONAL, INC.

PURPOSE AND SCOPE

    This Charter governs the operations of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of GameTech International, Inc., a Delaware corporation (the "Company"). The purpose of the Committee is to assist the Board in fulfilling its responsibilities to oversee:

    - the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public, or any other user of such financial statements;

    - the Company's systems of internal accounting and financial controls;

    - the independence and performance of the Company's outside auditors; and

    - compliance by the Company with any legal compliance and ethics programs as may be established by the Board and the Company's management from time-to-time.

    In fulfilling its obligations, the Committee shall maintain free and open communications between the Committee and the Company's:

    - independent auditors,

    - internal accounting staff, and

    - management.

    In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company. The Committee is authorized to retain outside or special counsel, auditors, accounting or other consultants, experts, and professionals for this purpose.

    The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee.

    The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. This Charter shall be published as an appendix to the Company's Proxy Statement for the Company's annual meeting of shareholders to the extent required by the rules and regulations of the Securities and Exchange Commission.

MEMBERS OF THE COMMITTEE

    The Committee shall be comprised of at least three members of the Board. The members of the Committee shall meet all "independence" and qualification requirements of the rules and regulations of the Nasdaq Stock Market, as such rules and regulations may be amended or supplemented from time-to-time. Accordingly, each member of the Committee must be a director who:

    - has no relationship to the Company that may interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director; and

    - is able to read and understand fundamental financial statements, including a Company's balance sheet, income statement, and cash flow statement, or will become able to do so within a reasonable period of time after appointment to the Committee.

    In addition, at least one member of the Committee must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background that results in such individual's financial sophistication including, but not limited to, being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

    Under exceptional and limited circumstances, however, one director who is not independent as defined in the rules and regulations of the Nasdaq Stock Market and who is not a current employee or an immediate family member of an employee of the Company may serve as a member of the Committee, provided that:

    - the Board determines that membership by the individual on the Committee is required by the best interests of the Company and its shareholders, and

    - the Company complies with all other requirements of the rules and regulations of the Nasdaq Stock Market with respect to non-independent members of the Committee, as such rules and regulations may be amended or supplemented from time-to-time.

KEY RESPONSIBILITIES AND PROCESSES

    The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and to report the results of the Committee's activities to the Board. The Committee recognizes that management shall be responsible for preparing the Company's financial statements and the independent auditors shall be responsible for auditing those financial statements. The functions set forth below shall be the principal recurring activities of the Committee in carrying out its oversight function. In carrying out its responsibilities, however, the Committee shall remain flexible in order to best react to changing conditions and circumstances. The following functions are set forth as a guide with the understanding that the Committee may deviate from this guide and supplement these functions as the Committee deems appropriate under the circumstances.

1. The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's shareholders. The Committee and the Board shall have the ultimate authority and responsibility to select (or to nominate for shareholder approval) the independent auditors, to approve the fees to be paid to the independent auditors, to evaluate the performance of the independent auditors, and, if appropriate, to replace the independent auditors.

2. The Committee shall discuss with management and the independent auditors the overall scope and plans for the audit, including the adequacy of staffing and the compensation to be paid to the independent auditors. The Committee also shall discuss with management and the independent auditors the adequacy and effectiveness of the Company's accounting and financial controls, including the Company's system to monitor and manage business risk, as well as legal and ethical compliance programs. To the extent the Committee deems it to be necessary, the Committee shall meet separately with the internal accounting staff and the independent auditors, with or without management present, as well as the Company's Chief Financial Officer and other management personnel, to discuss the results of the Committee's examinations.

3.  The Committee shall:

    - ensure that the independent auditors submit annually a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1, as such standard may be amended or supplemented from time to time;

    - discuss with the independent auditors any such relationships or services provided by the independent auditors and their impact on the objectivity and independence of the independent auditors; and

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
    - recommend that the Board take appropriate action to oversee the independence of the independent auditors.

4. If so requested by the independent auditors or the Company's management, prior to the filing of the Company's Quarterly Report on Form 10-Q the Committee (as a whole or acting through the Committee chair) shall:

    - review the interim financial statements with management and the independent auditors, and

    - discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including Statement of Auditing Standards ("SAS") No. 71, as such may be amended or supplemented from time to time.

5. The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K), including the auditors' judgment about the quality, not just acceptability, of the Company's accounting principles, the consistency of the Company's accounting policies and their application, and the clarity and completeness of the Company's financial statements and related disclosures. The Committee also shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including SAS No. 61, as such may be amended or supplemented.

6. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's Proxy Statement to be delivered to shareholders in connection with the Company's annual meeting of shareholders.

    With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company's financial management, including its internal audit staff, as well as the independent auditors, have more time, knowledge, and more detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors, or to assure compliance with laws and regulations and the Company's internal policies and procedures.

Dated: June 9, 2000

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

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                        GAMETECH INTERNATIONAL, INC.


                       ANNUAL MEETING OF STOCKHOLDERS
                                APRIL 5, 2001



     The undersigned shareholder of GameTech International, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated February 20, 2001, and hereby appoints Andrejs K. Bunkse and Jon L. Whipple, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of the Stockholders of GameTech International, Inc. to be held on April 5, 2001 at 9:00 a.m., local time, at the company's corporate headquarters located at, 900 Pentium Road, Reno, Nevada and at adjournment(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETINGS AND ANY ADJUSTMENTS THEREOF.

                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                 Back of card


                                          FOR                WITHHOLD
1. ELECTION OF DIRECTORS                  / /                  / /

   Nominees:
   Class II - Term Expiring in 2004
   Frederick C. Lane
   Gary R. Held


----------------------------------------
To withhold vote for a specific nominee, please list name above
A for vote is assumed to be for all nominees unless noted above




                                                      / /  MARK HERE FOR ADDRESS
                                                           CHANGE BELOW


                                       (This proxy should be marked, dated and
                                       signed by the stockholder(s) exactly as
                                       his or her name appears hereon, and
                                       returned promptly in the enclosed
                                       envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


Signature(s)                                             Dated            , 2001
            ------------------------------------------        ------------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.